                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 18, 2002

                          AMCO TRANSPORT HOLDINGS, INC.

             (Exact name of Registrant as specified in its charter)

       DELAWARE                                              84-1300072
-------------------------------                        -----------------------
(State or other jurisdiction of                       (I.R.S. Empl. Ident. No.)
      incorporation)

                                     0-32433
                         -------------------------------
                             Commission File Number

   2 Mott Street, 7th Floor
      New York, New York                                              10013
 --------------------------------------                           ------------
(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 608-8988
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

ITEM 2. CHANGES IN CONTROL OF REGISTRANT

On November 18, 2002, Atlas-Republic Corporation, a Colorado corporation, effected its re-incorporation as a Delaware corporation by merging with its wholly-owned subsidiary, AMCO Transport Holdings, Inc., a Delaware corporation, with AMCO continuing as the surviving corporation of the merger. In connection with the merger, Atlas' name has been changed to AMCO Transport Holdings, Inc.
Upon consummation of the merger, each share of common stock of Atlas was automatically exchanged for one share of common stock of AMCO and the stockholders of Atlas automatically became stockholders of AMCO in accordance with the terms of an Agreement and Plan of Re-incorporation and Merger between the two companies, dated April 23, 2002. The re-incorporation and merger were approved by the shareholders of Atlas at a meeting held on November 13, 2002. A more detailed description of the terms of the merger and of the common stock of
AMCO issued in connection with the merger is contained in the Information
Statement filed by Atlas with the Securities and Exchange Commission on October
11, 2002. The agreement and plan of re-incorporation and merger and AMCO's certificate of incorporation and by-laws are attached as exhibits to that
Information Statement. The registrant's common stock continues to trade on the
NASD Over-the-Counter Bulletin Board. The new symbol for the common stock is
"ATHO".

ITEM 5.  OTHER EVENTS

On November 13, 2002 a meeting of the Atlas stockholders was held. Bestway Coach
Express Inc., the record holder of 7,000,000 shares of Atlas' common stock constituting 73.35% of the issued and outstanding common stock of Atlas and a quorum was the only stockholder present at the meeting. All shares voting at the meeting were voted in favor of the following proposals: (1) the election of Mr.
Wilson Cheng, Ms. Vivian Cheng and Mr. Kelvin Chan to the Board of Directors,
(2) A proposal to change Atlas' corporate name from Atlas-Republic Corporation to "AMCO Transport Holdings, Inc.", (3) A proposal to change Atlas' state of incorporation from Colorado to Delaware by means of a merger of Atlas-Republic
Corporation with and into AMCO Transport Holdings, Inc., a newly formed Delaware corporation that is wholly owned by Atlas, (4) A proposal to approve a share exchange agreement among Atlas and the shareholders of Bestway Coach Express
Inc., pursuant to which each shareholder of Bestway will exchange all of the shares of Bestway common stock held by that shareholder for, in the aggregate,
28,000,000 shares of Atlas' authorized, but unissued, common stock, (5) A proposal to approve the AMCO Transport Holdings, Inc. 2002 Stock Plan, (6) A
proposal to approve the AMCO Transport Holdings, Inc. 2002 Employee Stock
Compensation Plan, and (7) A proposal to change the Registrant's independent auditors to Livingston, Wachtell & Co., LLP for fiscal year 2002.

Following the Special Meeting of Atlas' stockholders that was held on November
13, 2002, a joint meeting of the Board of Directors of each of Atlas, AMCO and
Bestway was held. At that meeting the members of the boards of directors of each of Atlas, AMCO and Bestway unanimously approved an amendment to a Share Exchange
Agreement, dated June 28, 2002, among AMCO, Bestway and the stockholders of
Bestway. The amendment allows the Boards of Directors of AMCO and Bestway to jointly agree to defer or abandon the proposed business combination between AMCO and Bestway at any time prior to the closing of that business combination. The amendment was then executed by AMCO, Bestway and a majority in interest of
Bestway's stockholders. The Boards of Directors of ATLAS, AMCO and Bestway also resolved at the meeting that the proposed share exchange would be delayed for a period of 90 days. The members of the Board of Directors of Atlas felt that it would be in the best interests of the Atlas stockholders to delay the meeting for a 90 day period because Bestway's financial condition has deteriorated since the execution of the Share Exchange Agreement on June 28, 2002. The 90 day
period was proposed to provide Bestway with an opportunity to implement its business strategies and begin to improve its financial condition before the companies are combined. A copy of the amendment to the Share Exchange Agreement is attached to this report as Exhibit 10.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

10.1 Amendment No. 2 to Share Exchange Agreement, dated November 13, 2002, among
AMCO  Transport  Holdings,  Inc.,  Bestway  Coach Express Inc. and a majority in interest of the stockholders of Bestway Coach Express Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AMCO TRANSPORT HOLDINGS, INC.

                                       By:      /s/ Wilson Cheng
                                          -------------------------------
                                          Wilson Cheng, President and CEO

DATED:  November 29, 2002

..

                                                                   Exhibit 10.1

                          AMCO TRANSPORT HOLDINGS, INC.
                                  2 Mott Street
                                    7th Floor
                               New York, NY 10013
                               212-608-8988 - Tel.
                               212-608-9196 - Fax
November 13, 2002

Bestway Coach Express Inc.
2 Mott Street
7th Floor
New York, NY 10013

Mr. Wilson Cheng
c/o Bestway Coach Express Inc.
2 Mott Street
7th Floor
New York, NY  10013

The other Bestway Shareholders
signatory hereto
c/o Atlas-Republic Corporation
2 Mott Street
7th Floor
New York, NY  10013

         Re:  Amendment No. 2 to Share Exchange Agreement

Ladies and Gentlemen:

         Reference is made to that certain Share Exchange Agreement, dated June
28, 2002 (the "Share Exchange Agreement"), among AMCO Transport Holdings, Inc.
("AMCO"), Bestway Coach Express Inc. ("Bestway") and the shareholders of Bestway
(the "Shareholders"), as amended by Amendment No. 1 thereto, dated July 24,
2002.

         The Share Exchange Agreement contemplates that the closing would occur following the satisfaction of all conditions to the obligations of the parties to close. The parties desire to give the Boards of Directors of AMCO and Bestway the ability to delay the closing or to abandon the closing even after all of such conditions have been satisfied. Section 13.2 of the Share Exchange
Agreement provides that the Share Exchange Agreement may be amended or modified only by an instrument of equal formality signed by AMCO, Bestway and a majority in interest of the Shareholders of Bestway or the duly authorized representatives of the respective parties. Therefore, pursuant to Section 13.2 of the Share Exchange Agreement, the requisite parties by executing this agreement in the space provided below, agree as follows:

     1. New Section 13.11.  A new Section  numbered 13.11 is hereby added to the
Share Exchange Agreement and it is to read in its entirety as follows:

         "13.11 ABANDONMENT OR DEFERRAL. At any time before the Closing, this
Agreement may be terminated and the share exchange may be abandoned by the Board of Directors of either or both of AMCO and Bestway, notwithstanding the approval of this Agreement by the shareholders of AMCO and Atlas-Republic Corporation (a corporation that is to be merged with and into AMCO), or the Closing may be deferred for a reasonable period of time if, in the opinion of the Board of
Directors of AMCO and Bestway, such action would be in the best interests of such corporations. In the event of termination of this Agreement, this Agreement shall become void and of no effect and there shall be no liability on the part of either AMCO or Bestway or their respective Boards of Directors or shareholders with respect thereto."

     2.  Agreement  Remains  in  Force.  Except as  expressly  set forth in this
Amendment, the Agreement remains unmodified and in full force and effect.

     3. Counterparts; Facsimile Execution. This letter agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute one and the same instrument.
Facsimile  execution  and delivery of this  Agreement is legal valid and binding execution and delivery for all purposes.

                                                     Sincerely,

                                                 AMCO TRANSPORT HOLDINGS, INC.

                                                   By:/s/ Wilson Cheng
                                                -------------------------
                                                 Wilson Cheng, President

ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

BESTWAY:

BESTWAY COACH EXPRESS INC.

By:     /s/ Wilson Cheng
   -------------------------------
      Wilson Cheng, President

SHAREHOLDERS:

/s/ Wilson Cheng
-----------------------------------
Wilson Cheng (6,400,000 Shares)

/s/ Vivian Cheng
------------------------------------
Vivian Cheng (200,000 Shares)

/s/ Kelvin Chan
-----------------------------------
Kelvin Chan (100,000 Shares)

/s/ Jovi Chen
------------------------------------
Jovi Chen (80,000 Shares)

/s/ Anita Poon
------------------------------------
Anita Poon (100,000 Shares)

/s/ Samuel Chan
-----------------------------------
Samuel Chan (100,000)

/s/ Chi Kwong Wong
----------------------------------
Chi Kwong Wong (100,000)

Total Shares Represented = 7,080,000